Exhibit 99.1

Move, Inc. Announces Third Quarter 2009 Financial Results

CAMPBELL, Calif.--(BUSINESS WIRE)--November 5, 2009--Move, Inc. (NASDAQ:MOVE) reported financial results for the third quarter ended September 30, 2009.

The leader in online real estate reported revenue for the third quarter of $52.9 million, compared to $61.2 million in the third quarter of 2008. Income from continuing operations for the third quarter was $753,000, compared to a loss of $2.1 million in the third quarter of 2008. Net loss applicable to common stockholders was $758,000, or $0.00 per share, compared to a net loss of $22.7 million, or a loss of $0.15 per share in the third quarter of 2008.

Move's Adjusted EBITDA (earnings from continuing operations before interest, taxes, stock-based compensation and charges, depreciation, amortization and other non-recurring charges) on a non-GAAP basis for the third quarter of 2009 was $5.6 million, or 11% of revenue, compared to $5.7 million, or 9% of revenue, for the third quarter of 2008. The Company has reported Adjusted EBITDA because management uses it to monitor and assess the Company's performance and believes it is helpful to investors in understanding the Company's business.

"The third quarter in 2009 was another very busy quarter for Move, as we continued to build the foundation for executing our long term growth strategy while keeping a short term focus on revenue, managing expenses and delivering positive Adjusted EBITDA," said Steve Berkowitz, chief executive officer at Move, Inc. “In the past few months, we’ve completed our executive management team by adding seasoned leaders who will run our technology and product operations, launched new services for our real estate customers to help them build their businesses and deepen their relationship with consumers, and began an extensive internal process to better align our business operations and integrate our sales functions across all product lines. At the same time, we have successfully maintained our clear market leadership position, as evidenced by the most recent data that shows Move continues to maintain a dominant position in terms of users, minutes on site and pages viewed.”

BUSINESS OUTLOOK

Move today provided preliminary guidance for the quarter ending December 31, 2009. For the quarter ending December 31, 2009, Move expects revenue to range between $47 and $48 million, with an expected Adjusted EBITDA margin of approximately 9% - 10%.

Move also provided preliminary guidance for the fiscal year ending December 31, 2010. The Company currently expects revenue to range between $184 million and $192 million, with an expected Adjusted EBITDA target of approximately 10%.

“We will exit 2009 with a more stable cost structure and a greater focus on delivering consistent cash flow,” stated Rob Krolik, chief financial officer. “We have eliminated several unprofitable revenue sources through a series of divestments and partnerships in 2009. With a strong balance sheet, we are well-positioned to continue making strategic investments in long term growth until we begin to benefit from our initiatives to refocus our company, launch new products for our customers, and take advantage of our clear position as the leading online real estate company.”

Conference Call

As previously announced, Move, Inc. will host a conference call, which will be broadcast live over the Internet today, Thursday, November 5, 2009, at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). In order to participate in the call, please dial (800) 901-5231, or if outside the U.S., (617) 786-2961 with passcode 30748379, at least five minutes prior to the 2:00 p.m. PT start time. A live webcast and replay of the call will also be available at http://investor.move.com under the Event Calendar menu. An audio replay will be available between 8:00 p.m. ET, November 5, 2009, and 11:59 p.m. ET, November 19, 2009, by calling (888) 286-8010, or (617) 801-6888, with passcode 58931733.

For additional information regarding the Company's results, please go to the "SEC Filings" section at http://investor.move.com to view annual reports as filed with the Securities and Exchange Commission on Form 10-K for the year ended December 31, 2008 on March 9, 2009.

Use of Non-GAAP Financial Measures

To supplement its consolidated financial statements presented in accordance with generally accepted accounting principles in the United States ("GAAP"), Move uses a non-GAAP measure of income (loss) from continuing operations excluding restructuring, impairment of long-lived assets, litigation settlement charges and certain other non-cash and non-recurring items, principally depreciation, amortization and stock-based compensation and other charges, which is referred to as Adjusted EBITDA. The Company has also presented a non-GAAP table of Financial Data for the three and nine month periods ended September 30, 2009 and 2008 that extracts stock-based compensation under ASC 718 "Compensation-Stock Compensation" (Previously SFAS 123R "Share Based Payment"). A reconciliation of these non-GAAP measures to GAAP is provided in the attached tables. These non-GAAP adjustments are provided to enhance the user's overall understanding of Move's current financial performance and its prospects for the future and should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. These non-GAAP measures are the primary basis management uses for planning and forecasting its future operations. Move believes these non-GAAP results provide useful information to both management and investors by excluding certain expenses that it believes are not indicative of its core operating results and a more consistent basis for comparison between quarters and should be carefully evaluated.

Disclaimer as to Forward Looking Statements.

This press release may contain forward-looking statements, including, among others, statements regarding our future financial results and future financial position and information about management's view of Move's future expectations, plans and prospects, within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These statements are based on our current expectations, forecasts and assumptions and are subject to, among other things, the finalization of Move's quarterly financial and accounting procedures, are not guarantees of future performance or results and are inherently subject to known and unknown risks, uncertainties and other factors which may cause the actual results of Move, its subsidiaries, divisions and concepts to be materially different than those expressed or implied in such statements. These risk factors and others are included from time to time in documents Move files with the Securities and Exchange Commission, including but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks. Other unknown or unpredictable factors also could have material adverse effects on Move's future results. The forward-looking statements included in this press release are made only as of the date hereof. Move cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Move expressly disclaims any intent or obligation to update any forward-looking statements to reflect subsequent events or circumstances.

ABOUT MOVE, INC.

Move, Inc. (NASDAQ:MOVE) is the leader in online real estate with 9.3 million [1] monthly visitors to its online network of websites. Move, Inc. operates: Move.com, a leading destination for information on new homes and rental listings, moving, home and garden and home finance; REALTOR.com®, the official Web site of the National Association of REALTORS®; Moving.com; SeniorHousingNet; and TOP PRODUCER Systems. Move, Inc. is based in Campbell, California. For more information: www.move.com.

[1] comScore Media Metrics, September 2009

MOVE, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amount)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
	(unaudited)		(unaudited)
		(Restated)		(Restated)
Revenue	$52,866	$61,240	$162,371	$184,619
Cost of revenue (1)	12,014	11,804	37,465	34,453
Gross profit	40,852	49,436	124,906	150,166

Operating expenses: (1)
Sales and marketing	18,787	24,002	60,936	71,268
Product and web site development	7,650	6,821	20,458	20,510
General and administrative	16,226	18,639	51,227	61,763
Amortization of intangible assets	107	188	366	582
Litigation settlement	—	—	975	—
Restructuring charges	(1,192)	4,014	(1,192)	4,014
Total operating expenses	41,578	53,664	132,770	158,137
Operating loss from continuing operations	(726)	(4,228)	(7,864)	(7,971)

Interest income, net	279	1,261	728	4,839
Other income, net	1,250	959	1,741	1,139
Income (loss) from continuing operations before income taxes	803	(2,008)	(5,395)	(1,993)

Provision for income taxes	50	110	227	313

Income (loss) from continuing operations	753	(2,118)	(5,622)	(2,306)

Loss from discontinued operations	(196)	(19,334)	(445)	(24,984)
Gain on disposition of discontinued operations	—	—	2,303	—
Net income (loss)	557	(21,452)	(3,764)	(27,290)

Convertible preferred stock dividends and related accretion	(1,315)	(1,282)	(3,920)	(3,819)
Net loss applicable to common stockholders	$(758)	$(22,734)	$(7,684)	$(31,109)

Basic and diluted net loss per share applicable to common stockholders:
Continuing operations	$(0.00)	$(0.02)	$(0.06)	$(0.04)
Discontinued operations	(0.00)	(0.13)	0.01	(0.16)
Basic and diluted net loss per share applicable to common stockholders	$(0.00)	$(0.15)	$(0.05)	$(0.21)

Shares used in calculation of net loss per share applicable to common stockholders:

Basic and diluted	153,344	152,184	153,139	151,652

(1) Includes stock-based compensation as follows:

Cost of revenue	$54	$41	$137	$110
Sales and marketing	472	161	1,349	370
Product and web site development	166	150	493	419
General and administrative	2,919	2,351	13,291	8,718
	$3,611	$2,703	$15,270	$9,617

MOVE, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 30, 2009	December 31, 2008
	(unaudited)	(Restated)
ASSETS
Current assets:
Cash and cash equivalents	$115,873	$108,935
Accounts receivable, net	11,628	12,833
Other current assets	11,935	11,399
Restricted cash	462	—
Total current assets	139,898	133,167

Property and equipment, net	21,953	21,934
Long-term investments	111,800	111,800
Goodwill, net	16,969	16,969
Intangible assets, net	3,567	3,933
Restricted cash	—	3,209
Other assets	2,270	995
Total assets	$296,457	$292,007

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$7,349	$4,051
Accrued expenses	18,708	22,747
Deferred revenue	17,572	23,991
Obligation under capital leases	—	339
Line of credit	64,700	64,700
Total current liabilities	108,329	115,828

Other non-current liabilities	1,160	2,043
Total liabilities	109,489	117,871

Series B convertible preferred stock	110,217	106,297

Stockholders’ equity:
Series A convertible preferred stock	—	—
Common stock	156	153
Additional paid-in capital	2,110,638	2,094,135
Accumulated other comprehensive income	(17,093)	(17,183)
Accumulated deficit	(2,016,950)	(2,009,266)
Total stockholders’ equity	76,751	67,839

Total liabilities and stockholders’ equity	$296,457	$292,007

MOVE, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Nine Months Ended September 30,
	2009	2008
Cash flows from continuing operating activities:	(unaudited)
		(Restated)
Loss from continuing operations	$(5,622)	$(2,306)
Adjustments to reconcile loss from continuing operations to net cash provided by continuing operating activities:
Depreciation	7,853	8,435
Amortization of intangible assets	366	582
Provision for doubtful accounts	1,024	511
Gain on sale of assets	(1,308)	(816)
Stock-based compensation and charges	15,647	9,834
Change in market value of embedded derivative liability	(536)	(156)
Other non-cash items	(83)	411
Changes in operating assets and liabilities:
Accounts receivable	130	2,531
Other assets	(998)	(2,760)
Accounts payable and accrued expenses	155	366
Deferred revenue	(6,433)	(4,312)

Net cash provided by continuing operating activities	10,195	12,320
Net cash used in discontinued operating activities	(1,843)	(5,777)
Net cash provided by operating activities	8,352	6,543

Cash flows from investing activities:
Purchases of property and equipment	(7,711)	(5,748)
Proceeds form sales of marketable equity securities	—	27
Purchases of short-term investments	—	(96,418)
Maturities of short-term investments	—	96,918
Proceeds from sale of assets	1,355	206
Net cash used in investing activities of continuing operations	(6,356)	(5,015)
Net cash provided by investing activities of discontinued operations	1,739	799
Net cash used in investing activities	(4,617)	(4,216)

Cash flows from financing activities:
Proceeds from exercise of stock options	1,859	2,889
Borrowings from line of credit	—	64,700
Tax withholdings related to net share settlements of restricted stock awards	(1,064)	—
Restricted cash	2,747	166
Payments on capital lease obligations	(339)	(1,516)
Net cash provided by financing activities	3,203	66,239

Change in cash and cash equivalents	6,938	68,566

Cash and cash equivalents, beginning of period	108,935	45,713

Cash and cash equivalents, end of period	$115,873	$114,279

MOVE, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

OPERATING LOSS FROM CONTINUING OPERATIONS EXCLUDING STOCK-BASED COMPENSATION AND CHARGES, DEPRECIATION, AMORTIZATION, LITIGATION SETTLEMENT, RESTRUCTURING CHARGES AND NON-RECURRING SEVERANCE COSTS (ADJUSTED EBITDA)

(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
	(unaudited)		(unaudited)
		(Restated)		(Restated)
Operating loss from continuing operations	$(726)	$(4,228)	$(7,864)	$(7,971)

Plus:
Stock-based compensation	3,611	2,703	15,270	9,617
Stock-based charges	111	108	377	217
Depreciation	2,566	2,923	7,853	8,435
Amortization of intangible assets	107	188	366	582
Litigation settlement	—	—	975	—
Restructuring charges	(1,192)	4,014	(1,192)	4,014
Non-recurring severance costs	1,093	—	3,490	—
Adjusted EBITDA	$5,570	$5,708	$19,275	$14,894

MOVE, INC.
OPERATING RESULTS NET OF STOCK-BASED COMPENSATION EXPENSE
(in thousands)

	Three months ended
	September 30, 2009
	(unaudited)
	As Reported	Stock-based Compensation	Excluding Stock-based Compensation
Revenue	$52,866	$—	$52,866
Cost of revenue	12,014	(54)	11,960
Gross profit	40,852	54	40,906

Sales and marketing	18,787	(472)	18,315
Product and web site development	7,650	(166)	7,484
General and administrative	16,226	(2,919)	13,307
Amortization of intangibles	107	—	107
Litigation Settlement	—	—	0
Restructuring charges	(1,192)	—	(1,192)
Total operating expenses	41,578	(3,557)	38,021

Operating income (loss) from continuing operations	$(726)	$3,611	$2,885

	Three months ended
	September 30, 2008
	(unaudited)
	As Reported	Stock-based Compensation	Excluding Stock-Based Compensation
	(Restated)
Revenue	$61,240	$—	$61,240
Cost of revenue	11,804	(41)	11,763
Gross profit	49,436	41	49,477

Sales and marketing	24,002	(161)	23,841
Product and web site development	6,821	(150)	6,671
General and administrative	18,639	(2,351)	16,288
Amortization of intangibles	188	—	188
Restructuring charges	4,014	—	4,014
Total operating expenses	53,664	(2,662)	51,002

Operating income (loss) from continuing operations	$(4,228)	$2,703	$(1,525)

	Nine months ended
	September 30, 2009
	(unaudited)
	As Reported	Stock-based Compensation	Excluding Stock-Based Compensation
Revenue	$162,371	$—	$162,371
Cost of revenue	37,465	(137)	37,328
Gross profit	124,906	137	125,043

Sales and marketing	60,936	(1,349)	59,587
Product and web site development	20,458	(493)	19,965
General and administrative	51,227	(13,291)	37,936
Amortization of intangibles	366	—	366
Litigation settlement	975	—	975
Restructuring charges	(1,192)	—	(1,192)
Total operating expenses	132,770	(15,133)	117,637

Operating income (loss) from continuing operations	$(7,864)	$15,270	$7,406

	Nine months ended
	September 30, 2008
	(unaudited)
	As Reported	Stock-based Compensation	Excluding Stock-Based Compensation
	(Restated)
Revenue	$184,619	$—	$184,619
Cost of revenue	34,453	(110)	34,343
Gross profit	150,166	110	150,276

Sales and marketing	71,268	(370)	70,898
Product and web site development	20,510	(419)	20,091
General and administrative	61,763	(8,718)	53,045
Amortization of intangibles	582	—	582
Restructuring charges	4,014	—	4,014
Total operating expenses	158,137	(9,507)	148,630

Operating income (loss) from continuing operations	$(7,971)	$9,617	$1,646

CONTACT:
The Blueshirt Group
Todd Friedman, 415-217-7722
todd@blueshirtgroup.com
Stacie Bosinoff, 415-217-7722
Stacie@blueshirtgroup.com